SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 17, 2005

                 NANTUCKET ISLAND ASSOCIATES LIMITED PARTNERSHIP
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-16865                                          04-294835
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

      On May 17, 2005 Registrant entered into an agreement to sell all of its remaining properties to NIR Retail LLC, an unaffiliated third party, for $55,000,000. The sale will not be closed unless limited partners holding more than 50% of the outstanding limited partnership units consent to the sale. Consents are being solicited from limited partners pursuant to a consent solicitation statement, dated May 19, 2005, a definitive copy of which has been filed with the Securities and Exchange Commission, and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

          99.   Consent Solicitation Statement, dated May 19, 2005 *

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* Previously filed on Form DEF14A on May 19, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 19th day of May, 2005.

                                            NANTUCKET ISLAND ASSOCIATES
                                            LIMITED PARTNERSHIP

                                            By: Three Winthrop Properties, Inc.,
                                                Its General Partner


                                            By: /s/ Michael L. Ashner
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                                                Michael L. Ashner
                                                Chief Executive Officer